united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC

17605 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Vertical Capital Income Fund
Class A	Class C
VCAPX	VCCPX
Cusip: 92535C104	Cusip: 92535C401

Annual Report
September 30, 2018

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

November 29, 2018

Dear Shareholder,

We are pleased to report the completion of another successful year for the Vertical Capital Income Fund (the “Fund”). Consistent with our investment objective to seek income, the Fund once again made continuous monthly distributions aggregating approximately $0.39 per Class A share for the fiscal year ended September 30, 2018. In addition, the Fund expects to make a special distribution of approximately $ 0.23 per share in December 2018 as a result of net capital gains realized on loan sales and loan payoffs. For the year ended September 30, 2018, the Fund produced a total return (load waived) of 4.03% (including the $0.21 special dividend paid in December 2017) compared to one of its key benchmarks, the Barclays Capital Mortgage Backed Securities Index, which reported a total return of -0.92%. Including the maximum load, the Fund’s total return was - 0.64%. Since inception through the end of our fiscal year 2018, the Fund has produced an annualized total return of 7.86%. The SEC Yield as of September 30, 2018, including the expense cap, totaled 2.53%.

Update on Economic Outlook and Fund Strategy

During the past year, the U.S. again produced solid economic growth. Real GDP is expected to average 3.1% for the twelve months ended September 30, 2018 compared to 2.5% for the twelve months ended September 30, 2017. The economy should continue to do well into 2019 before projected deceleration in 2020 and 2021. The unemployment rate was 3.9% at the end of the second calendar quarter of 2018, the lowest level in 50 years; and it is expected to further decrease to 3.5% by the end of 2019.

Reflecting its focus on inflationary trends, The Federal Reserve raised the Federal Funds rate four times during the past year from 1.25% to 2.25% and has indicated that this key short- term rate could be in the ranges of 2.5% by the end of 2018, 3.25% by the end of 2019 and 3.5% by the end of 2020. During the past year, long-term interest rates also rose, though not as much as short-term rates. At September 30, 2018, the 10- year U.S. Treasury rate was 2.9%, an increase of 60 bps from September 30, 2017. Long-term rates are also expected to increase, likely by 25 bps before the end of 2018 and another 50 bps by mid- 2019. The 30-year fixed rate residential mortgage (which is typically bench-marked against the 10-year Treasury rate) was 4.6% in September 2018, reflecting an 80 bps increase during the last year, double the increase seen from September 2016 to September 2017, when the rate was 3.8%.

Economic growth helps support jobs and wage growth, and along with population growth and household formation, are important factors in creating demand for housing. Slightly less than two-thirds of all U. S. households own a home. Home ownership generates demand for purchase mortgage originations and for re-financings of existing mortgages. Mortgage volume is also highly influenced by home prices, the inventory of homes for sale, particularly newly constructed housing, and by the cost of mortgage financing.

As a result of positive market fundamentals, purchase mortgage originations for calendar year 2018 are expected to be $1.19 trillion, a 7.3% increase over 2017; and they are further forecast to increase by another 4.2% in 2019. The continued increase in purchase mortgages comes as little surprise given the health of the economy and the improving financial conditions of most consumers. However, higher mortgage costs have dampened the demand for refinance originations considerably, reducing their percentage of total mortgage originations from 35% to 25%. “Re-fi’s” are estimated at $420 billion for 2018 compared to more than $500 billion in 2017, with current forecasts projecting a further decrease of 12% to $ 395 billion during 2019.

The Fund primarily invests in residential mortgage loans traded in the secondary market at a discount to their unpaid principal balances. The secondary whole loan market is part of the larger $10.7 trillion residential mortgage market which boasts a deep roster of institutional participants. As such, we are comfortable that we will continue to see one-off and portfolio acquisition opportunities, as well as disposition opportunities when it makes sense for us to sell.

During the last fiscal year, we continued to actively manage the portfolio, both buying and selling. On a net basis during the past year, the Fund sold more loans than it acquired which reflects our selective acquisition criteria, sellers’ reluctance to adjust pricing expectations in the face of rising rates, as well as the Fund’s need to honor its quarterly shareholder redemptions. This resulted in total net assets decreasing by approximately $ 15 million from September 30, 2017 to September 30, 2018.

Fund Results of Operations and Liquidity

The last year saw a continued improvement in virtually every one of the portfolio’s key metrics, most notably a reduction in the Fund’s aggregate loan-to-value by 10.36% (reflecting more collateral value) and in both higher coupon and effective interest rates of 0.11% and 0.12%, respectively. These improvements in portfolio fundamentals have occurred while we continue to distribute fully covered monthly distributions and maintain a conservative approach to managing the Fund’s financial position. The Fund continues to have a positive net working capital position, and we continue to maintain cash reserves and a bank line of credit for general fund purposes and contingencies. During 2018, the Fund refinanced its prior credit facility with a new line of credit with a new lender, increasing availability by $15 million to $35 million at a lower cost.

We again appreciate your support during the past year and look forward to working on your behalf in 2019.

Regards,

Robert J. Chapman
Chairman of the Board of Trustees and Co-Portfolio Manager

David Aisner
Co-Portfolio Manager

Past performance is neither indicative nor a guarantee of future results. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the Fund’s expense waiver, without which the results could have been lower. The Fund’s total annual operating expenses, as of the Prospectus dated January 19, 2018, would be 2.86% (gross expenses)/1.99% (net expenses after fee waiver) for Class A shares, 3.61% (gross expenses)/2.74% (net expenses after fee waiver) for Class C shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please go to provasicapital.com or call 866.655.3600.

This material contains forward-looking statements relating to the business and financial outlook of Vertical Capital Income Fund that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. There is no assurance that the Fund will achieve its investment objective. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material.

Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

9082-NLD-11/28/2018

Vertical Capital Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

PERFORMANCE OF A $10,000 INVESTMENT

The Fund’s performance figures for the period ended September 30, 2018, compared to its benchmark:

	One Year	Three Years	Five Years	Since Inception *	Since Inception **
The Vertical Capital Income Fund Class A	4.03%	7.25%	7.58%	7.86%	N/A
The Vertical Capital Income Fund Class A with load	(0.64)%	5.59%	6.58%	7.12%	N/A
The Vertical Capital Income Fund Class C	N/A	N/A	N/A	N/A	1.16%
Bloomberg Barclays Capital Mortgage Backed Securities Index	(0.92)%	0.98%	2.02%	1.73%	(0.19)%

*	Class A shares commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

**	Class C shares commenced operations on January 24, 2018. The performance of the Fund is based on average annual returns.

The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged index composed of securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses are 2.86% for Class A and 3.61% for Class C per the latest Prospectus (see Financial Highlights for more current expense ratios). For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION***

Mortgage Notes	100.0%
100.0%

*** Based on Investments at Value as of September 30, 2018.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES - 97.1%
$115,797	Loan ID 200003	Fixed	7.250%	9/1/2035	$100,876
242,053	Loan ID 200004	Fixed	7.990%	10/1/2036	254,156
49,720	Loan ID 200012	ARM	9.800%	7/1/2037	48,909
37,214	Loan ID 200016	ARM	10.375%	1/1/2031	39,075
49,534	Loan ID 200018	Fixed	7.000%	1/1/2033	52,011
98,708	Loan ID 200023	Fixed	5.875%	12/1/2050	85,720
122,971	Loan ID 200025	ARM	4.375%	3/1/2034	127,859
205,980	Loan ID 200026	Interest Only	4.750%	1/1/2050	175,546
227,685	Loan ID 200028	Fixed	4.875%	6/1/2050	228,329
208,219	Loan ID 200029	Fixed	6.310%	7/1/2037	158,494
326,973	Loan ID 200032	Fixed	3.130%	1/1/2051	281,685
547,525	Loan ID 200035	Fixed	4.625%	11/1/2050	484,850
63,122	Loan ID 200036	Fixed	7.940%	1/12/2034	66,278
157,221	Loan ID 200037	Fixed	7.800%	5/1/2035	165,083
114,796	Loan ID 200041	Fixed	4.875%	8/1/2039	115,061
39,855	Loan ID 200042	Fixed	7.000%	12/1/2037	41,848
60,328	Loan ID 200043	Fixed	6.125%	7/1/2039	63,344
33,258	Loan ID 200046	Fixed	8.000%	7/1/2027	34,921
50,881	Loan ID 200048	Fixed	5.500%	8/1/2039	52,512
151,418	Loan ID 200052	Fixed	5.125%	5/1/2040	153,297
53,567	Loan ID 200054	Fixed	8.250%	3/1/2039	56,245
80,594	Loan ID 200055	Fixed	10.000%	1/5/2036	84,623
123,697	Loan ID 200057	ARM	4.375%	10/1/2036	123,925
32,764	Loan ID 200060	Fixed	5.750%	8/1/2039	34,091
25,021	Loan ID 200065	ARM	9.000%	1/1/2037	26,272
209,449	Loan ID 200072	Fixed	0.000%	2/1/2051	163,778
132,710	Loan ID 200073	Fixed	0.000%	2/1/2026	104,911
135,441	Loan ID 200074	Fixed	0.000%	2/1/2031	107,070
195,457	Loan ID 200075	Fixed	4.250%	2/1/2042	188,446
162,030	Loan ID 200076	Fixed	4.250%	12/1/2041	155,577
27,473	Loan ID 200078	Fixed	7.000%	8/1/2036	27,455
131,537	Loan ID 200079	Fixed	4.500%	8/1/2049	55,084
66,055	Loan ID 200082	Fixed	8.250%	4/1/2040	56,805
180,144	Loan ID 200084	Fixed	7.000%	3/1/2039	146,852
193,370	Loan ID 200086	Fixed	4.250%	11/1/2050	142,509
220,348	Loan ID 200087	Fixed	6.000%	3/1/2051	193,645
119,342	Loan ID 200088	Fixed	7.000%	6/1/2039	97,175
260,224	Loan ID 200089	Fixed	3.875%	3/1/2052	190,264
272,356	Loan ID 200090	Fixed	4.500%	11/1/2036	74,360
128,052	Loan ID 200093	Fixed	5.000%	2/1/2038	129,214
71,994	Loan ID 200102	Fixed	8.250%	3/1/2040	69,634
109,748	Loan ID 200110	Fixed	8.250%	8/1/2039	112,035
121,835	Loan ID 200126	Fixed	8.250%	8/1/2039	126,189
70,581	Loan ID 200128	Fixed	4.710%	7/1/2037	42,065
450,533	Loan ID 200129	Fixed	4.625%	3/1/2052	354,954
29,295	Loan ID 200131	Fixed	3.875%	11/1/2027	27,385
118,830	Loan ID 200135	Fixed	4.375%	12/1/2042	115,086
122,111	Loan ID 200137	Fixed	4.500%	9/1/2042	118,942
37,414	Loan ID 200139	Fixed	4.625%	5/1/2027	36,867
75,709	Loan ID 200141	Fixed	4.250%	2/1/2042	72,956

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$122,379	Loan ID 200143	Fixed	3.000%	2/1/2037	$109,360
382,914	Loan ID 200145	Fixed	4.625%	8/1/2051	311,598
98,489	Loan ID 200152	ARM	5.250%	9/1/2037	100,917
150,015	Loan ID 200158	Fixed	3.625%	12/1/2042	135,513
121,283	Loan ID 200160	Fixed	3.250%	2/1/2043	108,062
214,564	Loan ID 200162	Fixed	3.875%	7/1/2042	200,769
190,317	Loan ID 200165	Fixed	4.375%	12/1/2041	184,503
109,846	Loan ID 200168	Fixed	3.750%	10/1/2042	101,383
22,432	Loan ID 200169	Fixed	6.923%	9/1/2034	23,554
135,114	Loan ID 200172	Fixed	7.250%	2/1/2037	141,869
87,782	Loan ID 200174	Fixed	7.340%	4/1/2037	92,171
50,681	Loan ID 200175	Fixed	9.600%	5/1/2037	53,215
37,523	Loan ID 200177	Fixed	8.000%	1/11/2022	39,399
4,791	Loan ID 200179	Fixed	7.250%	7/27/2019	5,031
109,100	Loan ID 200181	Fixed	7.500%	6/1/2041	110,710
71,305	Loan ID 200184	Fixed	4.375%	12/1/2042	68,930
27,345	Loan ID 200185	Fixed	5.375%	6/1/2042	28,006
52,116	Loan ID 200186	Fixed	5.125%	8/1/2042	52,712
145,182	Loan ID 200188	Fixed	3.875%	2/1/2043	135,651
321,856	Loan ID 200190	Fixed	3.625%	11/1/2042	295,724
158,760	Loan ID 200194	Fixed	4.750%	9/1/2041	158,026
253,945	Loan ID 200195	Fixed	3.875%	3/1/2042	237,691
97,457	Loan ID 200196	Fixed	4.500%	1/1/2043	94,972
37,930	Loan ID 200197	Fixed	4.750%	11/1/2042	37,466
39,740	Loan ID 200198	Fixed	5.250%	10/1/2042	40,401
276,555	Loan ID 200199	Fixed	4.000%	9/1/2042	261,047
236,692	Loan ID 200200	Fixed	3.875%	9/1/2042	217,521
47,412	Loan ID 200201	Fixed	5.125%	8/1/2041	48,109
22,466	Loan ID 200206	Fixed	3.990%	12/1/2042	21,142
46,245	Loan ID 200208	Fixed	4.250%	1/1/2043	44,426
193,258	Loan ID 200209	Fixed	3.875%	8/1/2042	180,900
54,333	Loan ID 200214	Fixed	5.750%	7/1/2039	56,617
111,005	Loan ID 200216	Fixed	5.750%	9/1/2039	114,423
139,932	Loan ID 200217	Fixed	5.250%	7/1/2040	142,560
71,954	Loan ID 200218	Fixed	4.250%	12/1/2041	69,335
193,393	Loan ID 200219	Fixed	4.250%	4/1/2043	185,952
158,926	Loan ID 200221	Fixed	4.250%	4/1/2043	153,211
190,054	Loan ID 200224	Fixed	4.000%	7/1/2043	179,713
79,407	Loan ID 200226	Fixed	5.250%	7/1/2041	81,197
49,216	Loan ID 200228	Fixed	4.625%	8/1/2042	48,324
141,221	Loan ID 200230	Fixed	3.500%	2/1/2043	128,361
66,354	Loan ID 200232	Fixed	3.875%	8/1/2042	62,121
114,589	Loan ID 200243	Fixed	3.750%	4/1/2043	105,768
26,447	Loan ID 200244	Fixed	5.000%	5/1/2042	26,429
194,777	Loan ID 200245	Fixed	3.875%	3/1/2043	181,924
88,195	Loan ID 200286	Fixed	4.500%	7/1/2043	86,205
97,629	Loan ID 200287	Fixed	4.375%	7/1/2043	94,462
326,706	Loan ID 200288	Fixed	4.375%	11/1/2041	317,530
279,773	Loan ID 200290	Fixed	4.250%	4/1/2043	269,238
198,757	Loan ID 200296	Fixed	3.250%	2/1/2043	177,108

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$171,126	Loan ID 200297	Fixed	3.375%	10/1/2042	$153,946
187,666	Loan ID 200299	Fixed	3.625%	10/1/2042	172,306
116,235	Loan ID 200300	Fixed	8.400%	10/20/2037	122,047
106,685	Loan ID 200302	Fixed	9.875%	10/1/2035	110,865
133,569	Loan ID 200304	Fixed	7.250%	10/1/2033	140,247
42,680	Loan ID 200307	Fixed	6.500%	7/1/2031	44,814
40,142	Loan ID 200313	Fixed	8.500%	3/1/2028	32,748
291,534	Loan ID 200315	ARM	4.875%	6/1/2037	172,996
69,249	Loan ID 200317	Fixed	7.000%	9/1/2032	72,711
74,361	Loan ID 200326	Fixed	8.375%	10/1/2036	78,079
142,476	Loan ID 200327	Fixed	6.790%	10/26/2036	149,599
247,064	Loan ID 200330	Fixed	7.000%	8/1/2037	201,288
97,468	Loan ID 200332	Fixed	5.775%	10/1/2037	101,539
88,755	Loan ID 200334	Fixed	7.000%	1/1/2033	93,193
262,643	Loan ID 200335	Fixed	3.000%	11/1/2052	203,355
42,421	Loan ID 200337	Fixed	7.000%	10/1/2034	44,542
48,777	Loan ID 200338	ARM	10.500%	8/1/2029	51,216
145,497	Loan ID 200339	Fixed	2.000%	10/1/2033	124,777
31,459	Loan ID 200340	Fixed	7.000%	3/1/2030	33,032
59,677	Loan ID 200348	Fixed	6.500%	7/1/2038	62,661
233,095	Loan ID 200349	Fixed	7.000%	1/1/2037	155,150
52,011	Loan ID 200350	Fixed	7.500%	3/1/2029	54,611
73,608	Loan ID 200352	Fixed	7.000%	8/1/2030	77,289
106,002	Loan ID 200358	Fixed	5.000%	4/1/2025	104,840
67,209	Loan ID 200361	Fixed	7.500%	1/1/2034	70,569
63,046	Loan ID 200366	Fixed	6.250%	1/1/2033	63,046
168,535	Loan ID 200368	Fixed	4.500%	4/1/2036	165,692
72,098	Loan ID 200374	ARM	7.375%	5/1/2034	72,098
225,332	Loan ID 200378	Fixed	5.500%	5/1/2045	153,961
180,412	Loan ID 200380	Fixed	4.220%	4/1/2049	155,514
380,579	Loan ID 200383	Fixed	5.030%	12/1/2046	384,637
287,456	Loan ID 200384	Fixed	5.000%	11/1/2047	204,097
141,361	Loan ID 200385	Fixed	8.250%	1/1/2040	148,429
118,200	Loan ID 200389	Fixed	4.820%	9/1/2047	103,207
195,582	Loan ID 200390	Fixed	4.780%	4/16/2047	156,153
161,054	Loan ID 200391	Fixed	4.000%	1/13/2035	153,587
64,402	Loan ID 200392	Fixed	10.000%	6/5/2034	63,004
77,897	Loan ID 200395	Fixed	4.860%	4/1/2047	67,323
70,570	Loan ID 200396	Fixed	10.000%	2/1/2036	74,098
92,225	Loan ID 200397	ARM	5.375%	9/1/2037	96,836
128,927	Loan ID 200398	Fixed	4.800%	2/1/2037	111,305
73,868	Loan ID 200399	Fixed	4.980%	6/1/2037	65,331
47,813	Loan ID 200403	Fixed	8.300%	10/15/2032	50,204
54,854	Loan ID 200404	Fixed	8.100%	5/1/2037	57,597
92,721	Loan ID 200405	Fixed	4.870%	12/1/2035	90,866
114,435	Loan ID 200406	Fixed	4.875%	10/1/2051	114,784
227,639	Loan ID 200407	Fixed	6.500%	4/1/2042	239,021
340,310	Loan ID 200409	Fixed	6.000%	2/1/2049	144,046
102,260	Loan ID 200411	Fixed	8.275%	6/1/2037	107,373
307,233	Loan ID 200412	Fixed	5.500%	6/1/2045	95,181
178,761	Loan ID 200416	Fixed	4.670%	8/1/2053	155,265

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$67,376	Loan ID 200417	Fixed	7.000%	5/1/2035	$70,744
52,623	Loan ID 200418	Fixed	4.000%	6/1/2035	49,694
150,857	Loan ID 200419	Fixed	4.000%	12/19/2035	140,165
157,950	Loan ID 200420	Fixed	4.225%	4/10/2038	150,437
73,629	Loan ID 200421	Fixed	7.710%	8/1/2037	74,008
133,223	Loan ID 200422	Fixed	3.830%	8/1/2053	97,278
124,786	Loan ID 200423	Fixed	4.500%	6/1/2043	121,834
217,066	Loan ID 200430	Fixed	3.625%	7/1/2043	198,513
180,960	Loan ID 200431	Fixed	4.625%	7/1/2043	178,322
288,180	Loan ID 200432	Fixed	4.875%	5/1/2043	286,691
124,509	Loan ID 200433	Fixed	4.250%	8/1/2043	119,712
155,559	Loan ID 200434	Fixed	5.250%	10/1/2043	158,687
195,561	Loan ID 200435	Fixed	4.625%	11/1/2052	191,871
42,464	Loan ID 200439	Fixed	5.000%	8/1/2041	42,766
190,163	Loan ID 200441	Fixed	6.000%	4/1/2045	87,063
150,424	Loan ID 200445	Fixed	5.250%	2/1/2039	153,508
43,963	Loan ID 200447	Fixed	5.875%	11/4/2034	45,859
77,168	Loan ID 200448	Fixed	5.750%	5/1/2042	66,746
122,633	Loan ID 200449	Fixed	5.000%	7/1/2041	96,262
345,641	Loan ID 200451	Fixed	6.250%	7/1/2038	362,923
13,861	Loan ID 200453	ARM	5.500%	3/1/2026	14,554
197,859	Loan ID 200457	Fixed	5.750%	12/10/2030	206,020
184,062	Loan ID 200460	Fixed	7.000%	7/1/2041	193,265
375,144	Loan ID 200462	Fixed	6.000%	7/1/2045	329,485
236,222	Loan ID 200465	Fixed	6.500%	7/1/2037	227,951
102,196	Loan ID 200468	Fixed	5.625%	12/1/2044	47,501
124,073	Loan ID 200469	Fixed	6.500%	7/1/2037	112,221
279,825	Loan ID 200473	Fixed	4.000%	12/1/2042	200,429
238,664	Loan ID 200474	Fixed	5.750%	11/1/2050	248,287
165,131	Loan ID 200475	Fixed	5.450%	7/1/2049	169,601
188,506	Loan ID 200476	Fixed	6.000%	9/1/2050	197,809
171,059	Loan ID 200477	Fixed	4.125%	12/1/2028	162,120
98,473	Loan ID 200482	Fixed	4.375%	11/1/2028	95,516
92,505	Loan ID 200483	Fixed	4.375%	11/1/2028	89,726
72,195	Loan ID 200485	Fixed	4.125%	2/1/2043	68,832
238,023	Loan ID 200486	Fixed	3.500%	1/1/2043	216,093
110,000	Loan ID 200489	Fixed	4.000%	3/1/2043	103,797
63,099	Loan ID 200490	Fixed	4.000%	11/1/2028	59,423
195,593	Loan ID 200491	Fixed	5.500%	10/1/2039	201,709
116,753	Loan ID 200492	Fixed	4.000%	1/1/2043	110,208
268,068	Loan ID 200494	Fixed	4.625%	10/1/2043	264,500
193,423	Loan ID 200496	Fixed	3.875%	2/1/2043	180,631
308,881	Loan ID 200497	Fixed	3.250%	4/1/2043	274,969
261,538	Loan ID 200499	Fixed	4.250%	1/1/2043	250,753
205,206	Loan ID 200500	Fixed	5.875%	2/1/2037	214,293
363,226	Loan ID 200504	Fixed	3.375%	3/1/2043	326,000
69,282	Loan ID 200507	Fixed	4.500%	9/1/2042	67,723
320,011	Loan ID 200514	Fixed	3.000%	4/1/2047	285,865
95,774	Loan ID 200515	Fixed	8.250%	2/1/2039	100,563
100,053	Loan ID 200517	Fixed	8.000%	5/1/2039	101,444
197,173	Loan ID 200518	Fixed	3.000%	12/1/2050	175,872

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$304,795	Loan ID 200519	Fixed	3.000%	11/1/2049	$274,183
112,330	Loan ID 200524	Fixed	3.500%	6/1/2043	102,035
271,519	Loan ID 200525	Fixed	3.250%	12/1/2042	241,653
107,725	Loan ID 200527	Fixed	4.500%	12/1/2043	105,336
382,173	Loan ID 200529	Fixed	4.625%	2/1/2044	375,680
168,934	Loan ID 200531	Fixed	4.625%	11/1/2043	165,590
105,943	Loan ID 200532	Fixed	3.250%	7/1/2043	94,200
102,780	Loan ID 200537	Fixed	4.500%	3/1/2042	100,833
80,990	Loan ID 200540	Fixed	3.875%	2/1/2043	75,650
49,968	Loan ID 200545	Fixed	4.375%	2/1/2029	48,331
118,247	Loan ID 200546	Fixed	5.375%	12/1/2043	120,882
162,956	Loan ID 200548	Fixed	5.250%	2/1/2044	165,860
132,664	Loan ID 200564	Fixed	4.875%	5/1/2039	121,940
509,376	Loan ID 200565	Fixed	4.000%	6/1/2037	431,560
126,178	Loan ID 200567	Fixed	3.375%	5/1/2043	113,358
130,601	Loan ID 200571	Fixed	4.500%	7/1/2043	127,431
91,721	Loan ID 200573	Fixed	3.750%	9/1/2042	84,913
126,247	Loan ID 200574	Fixed	4.875%	1/1/2044	126,366
177,451	Loan ID 200578	Fixed	4.750%	8/1/2040	176,763
46,693	Loan ID 200579	Fixed	4.875%	5/1/2042	46,332
166,341	Loan ID 200580	Fixed	4.125%	11/1/2041	159,100
37,264	Loan ID 200581	Fixed	4.750%	9/1/2042	36,400
358,128	Loan ID 200582	Fixed	4.000%	11/1/2042	332,883
73,660	Loan ID 200583	Fixed	3.625%	9/1/2027	67,611
313,929	Loan ID 200586	Fixed	3.500%	1/1/2043	285,066
241,487	Loan ID 200588	Fixed	3.750%	5/1/2042	224,150
64,315	Loan ID 200593	Fixed	3.875%	6/1/2042	60,163
219,224	Loan ID 200594	Fixed	4.250%	4/1/2043	211,371
37,413	Loan ID 200597	Fixed	5.625%	2/1/2044	38,687
131,737	Loan ID 200598	Fixed	4.625%	2/1/2044	118,211
182,651	Loan ID 200600	Fixed	4.625%	4/1/2044	180,102
177,244	Loan ID 200602	Fixed	3.750%	3/1/2043	164,089
26,017	Loan ID 200603	Fixed	4.125%	6/1/2043	24,690
70,433	Loan ID 200604	Fixed	3.500%	1/1/2043	63,964
136,457	Loan ID 200605	Fixed	4.875%	11/1/2043	131,129
130,025	Loan ID 200608	Fixed	4.125%	11/1/2043	124,064
120,974	Loan ID 200612	Fixed	4.500%	2/1/2043	118,343
196,397	Loan ID 200613	Fixed	3.369%	1/1/2043	176,701
98,342	Loan ID 200615	Fixed	4.250%	8/1/2043	94,487
329,013	Loan ID 200616	Fixed	4.875%	2/1/2044	328,402
124,076	Loan ID 200618	Fixed	4.375%	5/1/2042	120,558
220,555	Loan ID 200620	Fixed	4.250%	10/1/2043	212,167
126,817	Loan ID 200621	Fixed	3.625%	1/1/2043	115,914
69,776	Loan ID 200623	Fixed	4.375%	12/1/2042	67,547
245,038	Loan ID 200624	Fixed	4.125%	4/1/2043	159,275
126,887	Loan ID 200627	Fixed	4.250%	10/1/2043	122,063
160,685	Loan ID 200630	Fixed	5.250%	9/1/2043	163,827
333,708	Loan ID 200632	Fixed	5.250%	5/1/2044	339,121
218,042	Loan ID 200633	Fixed	5.125%	5/1/2044	219,812
223,120	Loan ID 200634	Fixed	4.375%	1/1/2044	216,489
140,915	Loan ID 200642	Fixed	5.000%	3/1/2044	126,177

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$114,126	Loan ID 200645	Fixed	5.000%	4/1/2044	$114,697
137,307	Loan ID 200649	Fixed	4.375%	3/1/2044	133,046
125,470	Loan ID 200650	Fixed	4.875%	5/1/2044	123,377
250,617	Loan ID 200651	Fixed	3.625%	7/1/2043	229,291
134,469	Loan ID 200655	Fixed	3.375%	5/1/2043	120,788
145,926	Loan ID 200656	Fixed	6.875%	7/1/2037	134,117
142,626	Loan ID 200657	Fixed	4.875%	8/1/2051	142,939
174,342	Loan ID 200660	Fixed	5.875%	3/1/2038	182,174
204,935	Loan ID 200662	Fixed	5.000%	3/1/2044	205,954
66,737	Loan ID 200663	Fixed	4.750%	5/1/2044	66,316
289,882	Loan ID 200668	Fixed	3.625%	4/1/2043	266,112
150,665	Loan ID 200669	Fixed	5.250%	4/1/2044	152,481
55,829	Loan ID 200670	Fixed	4.375%	2/1/2029	54,083
229,331	Loan ID 200671	Fixed	4.625%	8/1/2043	225,559
150,731	Loan ID 200672	Fixed	3.750%	7/1/2043	139,157
299,650	Loan ID 200674	Fixed	4.500%	5/1/2044	292,393
223,645	Loan ID 200675	Fixed	5.125%	4/1/2044	225,710
106,056	Loan ID 200677	Fixed	3.625%	5/1/2028	97,162
448,582	Loan ID 200678	Fixed	4.375%	2/1/2044	434,335
246,831	Loan ID 200679	Fixed	5.000%	4/1/2044	193,033
183,932	Loan ID 200682	Fixed	4.875%	5/1/2044	162,599
122,422	Loan ID 200684	Fixed	4.875%	4/1/2044	122,618
222,646	Loan ID 200685	Fixed	4.875%	5/1/2044	222,024
217,248	Loan ID 200690	Fixed	4.250%	4/1/2044	209,240
236,272	Loan ID 200692	Fixed	4.625%	7/1/2044	231,695
103,324	Loan ID 200694	Fixed	4.500%	9/1/2043	100,929
46,305	Loan ID 200696	Fixed	3.750%	10/1/2042	42,952
89,148	Loan ID 200700	Fixed	4.250%	2/1/2044	85,609
161,993	Loan ID 200701	Fixed	4.750%	6/1/2044	160,419
93,554	Loan ID 200704	Fixed	4.375%	3/1/2043	90,371
128,079	Loan ID 200708	Fixed	4.875%	2/1/2044	128,416
49,379	Loan ID 200709	Fixed	4.375%	4/1/2043	47,829
111,521	Loan ID 200710	Fixed	4.500%	7/1/2044	108,794
111,527	Loan ID 200711	Fixed	3.750%	7/1/2043	87,749
588,507	Loan ID 200714	Fixed	4.175%	11/1/2036	493,725
205,918	Loan ID 200716	ARM	4.844%	8/1/2037	177,594
137,334	Loan ID 200720	ARM	4.875%	4/1/2042	108,402
147,077	Loan ID 200726	Fixed	4.375%	9/1/2037	93,712
160,292	Loan ID 200727	Fixed	3.500%	7/1/2037	147,704
446,614	Loan ID 200730	ARM	4.750%	9/1/2036	448,292
191,673	Loan ID 200732	Fixed	4.125%	9/1/2027	183,983
222,082	Loan ID 200733	Fixed	3.750%	12/1/2042	205,797
231,025	Loan ID 200734	ARM	3.375%	4/1/2044	228,458
98,636	Loan ID 200735	Fixed	4.500%	6/1/2044	96,433
140,250	Loan ID 200736	Fixed	4.750%	5/1/2044	122,831
171,233	Loan ID 200742	Fixed	4.250%	4/1/2043	164,121
185,238	Loan ID 200744	Fixed	3.625%	6/1/2043	169,541
437,707	Loan ID 200748	Fixed	4.750%	12/1/2043	433,564
149,247	Loan ID 200749	Fixed	4.750%	9/1/2043	148,395
232,948	Loan ID 200750	Fixed	4.750%	5/1/2044	231,901
58,180	Loan ID 200753	Fixed	5.250%	5/1/2044	58,640

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$53,663	Loan ID 200755	Fixed	4.250%	6/1/2043	$51,680
184,054	Loan ID 200756	Fixed	4.875%	11/1/2043	191,502
121,872	Loan ID 200759	Fixed	3.750%	6/1/2043	112,919
166,696	Loan ID 200760	Fixed	3.750%	6/1/2043	154,292
289,787	Loan ID 200762	Fixed	3.875%	5/1/2042	271,449
148,543	Loan ID 200763	Fixed	4.250%	11/1/2043	142,579
198,601	Loan ID 200765	Fixed	4.875%	11/1/2043	197,713
474,992	Loan ID 200766	Fixed	3.625%	12/1/2042	436,227
173,270	Loan ID 200771	Fixed	4.500%	4/1/2043	173,270
237,948	Loan ID 200772	Fixed	3.750%	3/1/2043	220,513
198,441	Loan ID 200774	Fixed	3.875%	7/1/2043	185,372
43,176	Loan ID 200775	Fixed	4.250%	4/1/2043	41,450
78,842	Loan ID 200776	Fixed	4.250%	3/1/2044	75,634
52,142	Loan ID 200777	Fixed	4.750%	6/1/2044	43,737
139,315	Loan ID 200779	Fixed	4.625%	8/1/2044	136,322
163,084	Loan ID 200781	Fixed	4.625%	9/1/2044	158,775
136,605	Loan ID 200783	Fixed	4.750%	9/1/2044	135,763
109,062	Loan ID 200785	Fixed	4.500%	8/1/2044	106,417
220,334	Loan ID 200786	Fixed	4.625%	7/1/2044	217,640
42,029	Loan ID 200787	Fixed	4.750%	9/1/2044	41,378
126,104	Loan ID 200789	Fixed	3.750%	9/1/2044	116,360
146,977	Loan ID 200790	Fixed	4.250%	8/1/2044	141,532
197,913	Loan ID 200791	Fixed	4.875%	6/1/2044	196,233
346,565	Loan ID 200792	Fixed	3.375%	1/1/2043	232,428
90,013	Loan ID 200795	Fixed	6.750%	8/1/2036	87,787
69,969	Loan ID 200796	Fixed	4.170%	12/1/2053	43,886
58,222	Loan ID 200799	Fixed	4.000%	2/5/2053	51,942
63,815	Loan ID 200800	Fixed	4.000%	1/1/2053	43,134
350,217	Loan ID 200803	Fixed	3.410%	11/1/2050	225,071
151,708	Loan ID 200805	Fixed	4.625%	7/1/2050	106,020
156,636	Loan ID 200806	Fixed	5.000%	8/1/2049	111,903
56,735	Loan ID 200808	Fixed	4.250%	11/1/2050	24,108
115,072	Loan ID 200809	Fixed	5.000%	4/1/2050	62,553
234,536	Loan ID 200814	Fixed	8.250%	7/1/2039	242,677
278,291	Loan ID 200817	Fixed	5.000%	1/1/2050	174,202
202,828	Loan ID 200821	Fixed	4.250%	8/1/2044	195,185
78,930	Loan ID 200823	Fixed	4.250%	9/1/2044	75,946
215,338	Loan ID 200824	Fixed	4.250%	8/1/2044	202,852
103,145	Loan ID 200826	Fixed	4.375%	9/1/2044	99,297
179,639	Loan ID 200827	Fixed	3.875%	6/1/2044	166,999
208,198	Loan ID 200829	Fixed	4.375%	7/1/2043	201,665
199,434	Loan ID 200830	ARM	2.875%	7/1/2044	196,986
66,606	Loan ID 200831	Fixed	4.250%	10/1/2044	63,685
330,327	Loan ID 200832	Fixed	4.250%	10/1/2044	316,831
155,285	Loan ID 200834	Fixed	4.125%	7/1/2043	148,005
318,305	Loan ID 200835	Fixed	5.000%	8/1/2043	320,749
226,663	Loan ID 200839	Fixed	5.000%	5/1/2044	228,003
172,790	Loan ID 200842	Fixed	4.250%	8/1/2044	165,891
348,297	Loan ID 200843	Fixed	4.750%	10/1/2043	344,190
292,290	Loan ID 200844	Fixed	4.500%	7/1/2043	285,746
197,127	Loan ID 200846	Fixed	4.375%	11/1/2043	191,621

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$177,228	Loan ID 200847	Fixed	4.750%	10/1/2044	$175,786
106,519	Loan ID 200853	Fixed	5.000%	4/1/2037	107,294
222,887	Loan ID 200855	ARM	4.727%	7/1/2037	117,115
193,050	Loan ID 200856	Fixed	6.500%	6/1/2042	116,486
258,632	Loan ID 200858	Fixed	3.000%	1/1/2053	215,004
163,041	Loan ID 200860	Fixed	3.875%	3/1/2052	97,376
417,670	Loan ID 200861	Fixed	2.000%	6/1/2054	265,715
243,928	Loan ID 200863	Fixed	3.000%	7/1/2052	201,307
258,969	Loan ID 200866	Fixed	3.000%	5/1/2053	217,115
110,336	Loan ID 200867	Fixed	3.370%	9/1/2053	93,391
196,136	Loan ID 200873	Fixed	3.525%	11/1/2053	73,811
192,940	Loan ID 200876	ARM	3.750%	5/1/2035	154,998
184,501	Loan ID 200880	Fixed	4.250%	6/1/2043	177,488
73,658	Loan ID 200883	Fixed	3.375%	5/1/2028	66,132
89,720	Loan ID 200886	Fixed	4.250%	10/1/2044	86,024
245,570	Loan ID 200887	Fixed	4.750%	9/1/2044	243,054
229,087	Loan ID 200888	Fixed	4.500%	9/1/2044	223,623
200,456	Loan ID 200891	Fixed	4.250%	10/1/2044	192,020
245,057	Loan ID 200892	Fixed	3.750%	9/1/2043	226,257
94,691	Loan ID 200894	Fixed	5.000%	10/1/2043	95,289
217,561	Loan ID 200895	Fixed	3.875%	11/1/2043	203,282
188,943	Loan ID 200897	Fixed	4.750%	10/1/2044	186,268
357,938	Loan ID 200900	Fixed	4.375%	9/1/2044	347,952
638,551	Loan ID 200902	Fixed	4.250%	9/1/2044	614,599
244,141	Loan ID 200904	Fixed	5.125%	9/1/2044	247,166
392,040	Loan ID 200905	Fixed	5.375%	9/1/2044	399,124
294,321	Loan ID 200906	Fixed	4.875%	2/1/2035	295,270
355,724	Loan ID 200907	ARM	4.700%	8/1/2047	353,008
103,490	Loan ID 200908	Fixed	4.000%	6/1/2049	99,329
112,818	Loan ID 200909	Fixed	4.870%	3/1/2046	113,139
197,178	Loan ID 200910	Fixed	4.300%	4/1/2053	165,691
711,124	Loan ID 200912	Fixed	4.500%	3/1/2037	689,804
57,932	Loan ID 200913	Fixed	4.250%	5/1/2047	48,745
146,411	Loan ID 200914	Fixed	2.875%	12/1/2047	131,581
90,315	Loan ID 200916	Fixed	4.000%	10/1/2037	82,914
156,686	Loan ID 200917	Fixed	4.875%	1/1/2051	157,145
93,042	Loan ID 200921	ARM	4.750%	7/1/2051	97,695
415,131	Loan ID 200922	Fixed	3.340%	9/1/2053	385,565
501,968	Loan ID 200924	Fixed	5.500%	9/1/2051	517,592
310,820	Loan ID 200927	Fixed	3.000%	8/1/2038	281,545
117,341	Loan ID 200928	Fixed	4.800%	12/1/2036	117,026
157,468	Loan ID 200929	Fixed	4.625%	1/1/2043	154,775
384,336	Loan ID 200931	Fixed	4.250%	12/1/2052	323,209
294,572	Loan ID 200933	Fixed	4.250%	3/1/2043	283,441
111,286	Loan ID 200934	Fixed	3.810%	1/1/2043	103,423
173,172	Loan ID 200935	Fixed	3.875%	4/1/2043	161,955
189,230	Loan ID 200936	Fixed	4.000%	5/1/2042	178,884
193,024	Loan ID 200940	Fixed	3.250%	2/1/2043	171,883
111,811	Loan ID 200941	Fixed	3.780%	1/1/2043	103,715
272,269	Loan ID 200942	Fixed	4.000%	4/1/2043	257,000
101,902	Loan ID 200944	Fixed	4.500%	2/1/2044	98,998

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$280,991	Loan ID 200947	Fixed	4.000%	2/1/2043	$265,165
126,614	Loan ID 200948	Fixed	4.625%	12/1/2042	123,927
274,226	Loan ID 200949	Fixed	3.875%	4/1/2043	256,356
177,186	Loan ID 200952	Fixed	3.875%	1/1/2043	165,646
114,291	Loan ID 200953	Fixed	3.750%	12/1/2042	105,800
368,614	Loan ID 200954	Fixed	3.625%	1/1/2043	338,039
318,503	Loan ID 200955	Fixed	3.250%	5/1/2043	283,871
259,629	Loan ID 200956	Fixed	5.000%	8/1/2051	262,083
407,763	Loan ID 200959	Fixed	4.000%	11/1/2042	385,417
355,753	Loan ID 200960	Fixed	3.500%	1/1/2043	322,948
200,575	Loan ID 200962	Fixed	4.250%	10/1/2044	192,856
115,577	Loan ID 200963	Fixed	4.750%	9/1/2044	114,313
344,664	Loan ID 200964	Fixed	3.750%	7/1/2043	318,902
143,174	Loan ID 200966	Fixed	4.875%	7/1/2044	140,415
92,496	Loan ID 200968	Fixed	4.250%	11/1/2044	80,144
354,963	Loan ID 200969	Fixed	4.875%	8/1/2043	354,439
150,871	Loan ID 200974	Fixed	4.250%	10/1/2044	144,972
56,134	Loan ID 200975	Fixed	4.750%	12/1/2044	55,800
345,007	Loan ID 200977	Fixed	4.875%	9/1/2044	345,490
201,639	Loan ID 200983	Fixed	4.375%	8/1/2044	195,437
112,057	Loan ID 200987	Fixed	4.625%	10/1/2044	110,047
191,612	Loan ID 200989	Fixed	3.750%	6/1/2029	176,284
277,327	Loan ID 200992	Fixed	4.125%	5/1/2043	264,554
164,540	Loan ID 200993	Fixed	2.004%	7/15/2049	135,916
55,021	Loan ID 200996	Fixed	2.500%	8/1/2048	40,158
95,507	Loan ID 200997	Fixed	2.000%	3/1/2051	72,808
359,096	Loan ID 200998	Fixed	3.875%	12/1/2050	333,069
70,931	Loan ID 201000	Fixed	5.125%	2/1/2039	71,975
25,097	Loan ID 201002	Fixed	0.000%	10/1/2024	19,976
126,995	Loan ID 201005	Fixed	4.750%	7/1/2041	126,285
42,217	Loan ID 201006	Fixed	6.875%	3/1/2038	44,328
83,521	Loan ID 201007	Fixed	7.125%	4/1/2037	87,697
64,122	Loan ID 201009	Fixed	0.000%	4/1/2033	51,549
78,546	Loan ID 201010	Fixed	5.500%	4/1/2039	73,319
30,776	Loan ID 201011	Fixed	0.000%	2/1/2023	24,565
45,375	Loan ID 201012	Fixed	7.500%	12/1/2038	46,040
55,149	Loan ID 201013	Fixed	7.500%	12/1/2038	45,863
83,181	Loan ID 201014	Fixed	0.000%	2/1/2033	66,157
9,177	Loan ID 201015	Fixed	0.000%	3/29/2021	7,460
103,792	Loan ID 201016	Fixed	6.500%	2/1/2036	107,992
21,007	Loan ID 201017	Fixed	0.000%	4/1/2032	16,733
88,468	Loan ID 201020	Fixed	0.000%	10/1/2034	70,525
77,274	Loan ID 201022	ARM	4.625%	5/1/2037	62,600
138,337	Loan ID 201023	Fixed	6.450%	2/1/2036	124,927
78,071	Loan ID 201026	Fixed	7.750%	12/1/2035	79,756
105,646	Loan ID 201027	ARM	9.538%	3/1/2037	110,928
101,268	Loan ID 201030	Fixed	5.000%	7/1/2042	102,244
138,702	Loan ID 201032	Fixed	4.500%	11/1/2044	134,316
280,388	Loan ID 201033	Fixed	4.125%	12/1/2044	267,303
90,508	Loan ID 201036	Fixed	4.375%	12/1/2044	87,538
67,678	Loan ID 201037	Fixed	8.250%	7/1/2039	71,062
89,718	Loan ID 201041	Fixed	3.750%	11/1/2052	74,545

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$112,955	Loan ID 201043	Fixed	4.000%	4/1/2039	$100,446
175,780	Loan ID 201044	Fixed	4.870%	3/29/2037	176,230
106,091	Loan ID 201045	Fixed	3.000%	7/1/2037	75,150
263,076	Loan ID 201046	Fixed	2.000%	4/1/2053	201,468
107,517	Loan ID 201047	Fixed	3.625%	4/1/2053	93,971
171,525	Loan ID 201048	Fixed	3.875%	4/1/2052	141,817
64,573	Loan ID 201053	Fixed	3.860%	7/1/2053	61,058
207,822	Loan ID 201054	Fixed	2.400%	5/17/2050	170,817
579,981	Loan ID 201056	Fixed	2.000%	7/1/2054	484,479
163,312	Loan ID 201057	Fixed	2.000%	1/1/2050	134,738
127,592	Loan ID 201058	Fixed	3.500%	8/1/2037	107,990
107,839	Loan ID 201060	ARM	4.750%	7/1/2035	93,056
85,874	Loan ID 201061	Fixed	5.000%	2/1/2050	68,601
116,717	Loan ID 201062	Fixed	3.100%	4/1/2047	104,940
122,528	Loan ID 201063	Fixed	4.000%	9/1/2047	100,557
208,957	Loan ID 201065	Fixed	3.000%	7/1/2037	164,180
226,722	Loan ID 201066	Fixed	4.250%	12/1/2046	219,769
427,490	Loan ID 201067	Fixed	4.750%	1/1/2044	423,472
67,411	Loan ID 201069	Fixed	4.625%	12/1/2044	66,290
605,115	Loan ID 201070	Fixed	4.250%	2/1/2045	580,042
101,350	Loan ID 201072	Fixed	3.500%	3/1/2028	92,116
40,388	Loan ID 201073	Fixed	3.125%	4/1/2023	26,252
93,960	Loan ID 201075	Fixed	4.375%	10/1/2044	90,953
122,201	Loan ID 201076	Fixed	3.500%	12/1/2042	110,948
132,053	Loan ID 201077	Fixed	3.625%	7/1/2044	118,823
222,639	Loan ID 201084	Fixed	5.000%	8/1/2038	224,671
144,395	Loan ID 201086	Fixed	4.625%	11/1/2044	140,342
155,682	Loan ID 201091	Fixed	4.125%	1/1/2045	146,973
245,788	Loan ID 201092	Fixed	5.250%	4/1/2046	249,590
134,217	Loan ID 201093	Fixed	4.125%	9/1/2043	79,508
144,519	Loan ID 201094	Fixed	4.550%	3/1/2044	140,555
90,687	Loan ID 201100	Fixed	4.125%	7/1/2043	86,607
343,331	Loan ID 201101	Fixed	4.625%	3/1/2045	337,336
149,731	Loan ID 201103	ARM	2.875%	5/1/2044	148,903
156,735	Loan ID 201104	Fixed	4.375%	4/1/2045	151,519
76,130	Loan ID 201107	Fixed	5.150%	2/1/2036	77,380
151,025	Loan ID 201108	Fixed	4.750%	2/1/2054	134,538
508,460	Loan ID 201110	ARM	5.125%	4/1/2037	409,754
159,280	Loan ID 201111	Fixed	4.875%	4/1/2050	98,112
237,964	Loan ID 201112	Fixed	4.750%	8/1/2037	237,151
77,685	Loan ID 201113	Fixed	5.750%	12/1/2052	80,840
110,231	Loan ID 201114	Fixed	8.087%	5/1/2054	89,222
500,177	Loan ID 201115	Fixed	4.000%	2/1/2051	469,163
87,716	Loan ID 201121	Fixed	4.125%	10/1/2037	70,432
84,341	Loan ID 201122	Fixed	4.750%	11/1/2048	75,680
239,408	Loan ID 201124	Fixed	4.750%	4/1/2040	238,467
428,350	Loan ID 201126	Fixed	6.500%	4/1/2049	446,964
79,627	Loan ID 201127	ARM	4.375%	4/1/2037	72,914
116,519	Loan ID 201130	Fixed	4.850%	12/1/2037	115,272
115,910	Loan ID 201131	Fixed	8.250%	5/1/2053	118,320
167,747	Loan ID 201132	Fixed	4.000%	7/1/2037	113,887

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$194,477	Loan ID 201134	Fixed	2.000%	10/1/2053	$144,047
514,044	Loan ID 201135	Fixed	4.000%	6/1/2051	406,299
54,821	Loan ID 201138	Fixed	4.250%	3/1/2034	53,292
157,678	Loan ID 201139	Fixed	2.000%	11/1/2053	117,988
150,466	Loan ID 201140	Fixed	4.870%	1/1/2038	150,847
85,796	Loan ID 201143	Fixed	3.000%	11/1/2037	61,734
223,966	Loan ID 201145	Fixed	4.375%	4/1/2051	215,897
129,273	Loan ID 201146	Fixed	4.875%	8/1/2054	113,453
107,624	Loan ID 201147	Fixed	4.000%	11/1/2051	81,843
93,773	Loan ID 201148	Fixed	3.950%	10/1/2042	89,673
312,957	Loan ID 201149	Fixed	5.000%	5/1/2058	252,931
245,295	Loan ID 201153	Fixed	5.850%	6/1/2050	222,063
57,095	Loan ID 201154	ARM	4.250%	11/1/2041	59,915
92,785	Loan ID 201155	Fixed	2.000%	11/1/2053	57,215
63,193	Loan ID 201156	Fixed	5.000%	4/1/2050	45,679
285,582	Loan ID 201157	Fixed	4.000%	3/1/2055	272,291
200,072	Loan ID 201160	Fixed	4.920%	10/1/2049	133,176
375,979	Loan ID 201163	Fixed	4.750%	12/1/2049	228,574
162,688	Loan ID 201164	Fixed	4.250%	11/1/2051	158,175
108,594	Loan ID 201165	Fixed	4.750%	1/1/2044	107,761
425,719	Loan ID 201168	Fixed	3.875%	4/1/2052	353,202
104,358	Loan ID 201169	Fixed	5.934%	9/1/2037	91,119
63,483	Loan ID 201170	Fixed	4.375%	7/1/2037	61,976
106,176	Loan ID 201173	Fixed	4.000%	11/1/2047	51,707
143,299	Loan ID 201174	Fixed	4.750%	1/1/2053	142,813
61,260	Loan ID 201175	Fixed	5.000%	9/1/2044	61,805
132,596	Loan ID 201176	Fixed	4.250%	8/1/2053	127,211
297,258	Loan ID 201179	Fixed	4.750%	5/1/2051	216,586
293,856	Loan ID 201181	Fixed	4.500%	4/1/2034	289,480
131,083	Loan ID 201183	Fixed	3.375%	10/1/2052	100,677
62,126	Loan ID 201184	Fixed	4.000%	6/1/2049	59,586
253,286	Loan ID 201185	Fixed	5.760%	10/1/2053	204,962
80,119	Loan ID 201187	Fixed	2.000%	11/1/2048	20,863
614,725	Loan ID 201196	Fixed	2.000%	11/1/2036	500,723
170,836	Loan ID 201197	Fixed	5.125%	8/1/2037	121,567
327,901	Loan ID 201199	Fixed	5.125%	11/1/2046	328,903
279,146	Loan ID 201200	Fixed	4.500%	3/1/2044	273,506
441,420	Loan ID 201204	Fixed	3.750%	4/1/2045	405,981
145,837	Loan ID 201205	Fixed	4.625%	1/1/2045	143,541
127,393	Loan ID 201206	Fixed	3.990%	4/1/2045	119,611
414,031	Loan ID 201207	Fixed	4.625%	8/1/2051	400,357
113,239	Loan ID 201208	Fixed	4.625%	4/1/2045	110,583
175,728	Loan ID 201209	Fixed	4.250%	4/1/2045	157,773
126,075	Loan ID 201211	Fixed	4.125%	7/1/2044	92,263
357,188	Loan ID 201212	Fixed	4.625%	3/1/2045	300,748
194,355	Loan ID 201213	Fixed	4.875%	8/1/2044	189,209
530,848	Loan ID 201214	ARM	2.875%	9/1/2043	527,345
123,379	Loan ID 201218	Fixed	4.125%	1/1/2045	114,411
63,158	Loan ID 201221	Fixed	3.250%	5/1/2043	63,251
46,971	Loan ID 201222	Fixed	5.125%	1/1/2045	46,461
202,664	Loan ID 201223	Fixed	3.875%	4/1/2030	201,138

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$58,869	Loan ID 201226	Fixed	5.000%	3/1/2045	$58,888
67,615	Loan ID 201229	Fixed	3.250%	7/1/2024	65,585
121,631	Loan ID 201232	Fixed	4.500%	1/1/2045	117,408
252,921	Loan ID 201233	Fixed	4.500%	12/1/2044	244,902
229,995	Loan ID 201237	Fixed	3.750%	5/1/2045	212,243
155,338	Loan ID 201240	Fixed	4.250%	10/1/2045	121,106
290,934	Loan ID 201241	Fixed	4.375%	7/1/2045	282,625
222,378	Loan ID 201242	Fixed	4.625%	11/1/2044	216,641
108,229	Loan ID 201243	Fixed	4.625%	11/1/2045	106,129
392,355	Loan ID 201244	Fixed	4.500%	6/1/2045	381,929
112,176	Loan ID 201245	Fixed	4.750%	8/1/2044	111,305
182,860	Loan ID 201247	Fixed	4.250%	5/1/2045	146,286
98,795	Loan ID 201248	Fixed	4.875%	7/1/2044	98,262
458,893	Loan ID 201249	Fixed	4.625%	8/1/2045	287,049
57,860	Loan ID 201250	Fixed	4.250%	10/1/2045	55,240
6,275	Loan ID 201253	ARM	8.750%	3/1/2019	6,588
155,095	Loan ID 201254	ARM	9.000%	9/1/2034	162,849
237,769	Loan ID 201255	ARM	9.000%	6/1/2035	249,658
26,247	Loan ID 201256	ARM	10.500%	10/1/2021	27,560
235,074	Loan ID 201257	Fixed	4.500%	5/1/2044	227,314
89,386	Loan ID 201258	Fixed	4.500%	6/1/2045	73,411
169,344	Loan ID 201260	Fixed	4.750%	9/1/2045	166,875
59,618	Loan ID 201262	Fixed	4.200%	1/1/2046	48,377
49,361	Loan ID 201263	Fixed	4.750%	10/1/2045	42,716
352,210	Loan ID 201265	Fixed	4.750%	6/1/2045	348,772
143,519	Loan ID 201266	Fixed	4.500%	2/1/2046	139,299
232,730	Loan ID 201268	Fixed	4.250%	6/1/2045	223,320
122,918	Loan ID 201269	Fixed	4.375%	12/1/2045	71,122
149,675	Loan ID 201270	Fixed	4.125%	2/1/2045	141,812
250,233	Loan ID 201271	Fixed	4.500%	6/1/2045	243,585
137,971	Loan ID 201272	Fixed	4.750%	11/1/2044	136,519
237,723	Loan ID 201273	Fixed	4.500%	12/1/2045	231,084
214,289	Loan ID 201274	Fixed	4.125%	10/1/2045	202,273
189,657	Loan ID 201278	Fixed	3.750%	12/1/2045	169,716
365,180	Loan ID 201280	Fixed	4.500%	4/1/2046	354,631
150,988	Loan ID 201281	Fixed	4.875%	7/1/2044	150,393
127,772	Loan ID 201282	Fixed	5.250%	1/1/2046	129,475
109,286	Loan ID 201283	Fixed	4.250%	11/1/2045	103,491
125,356	Loan ID 201284	Fixed	3.625%	2/1/2029	123,157
30,868	Loan ID 201285	Fixed	4.625%	11/1/2028	31,209
108,625	Loan ID 201286	Fixed	4.375%	12/1/2045	104,937
84,161	Loan ID 201289	Fixed	4.000%	3/1/2045	78,641
244,848	Loan ID 201290	Fixed	4.750%	7/1/2045	242,722
300,332	Loan ID 201291	Fixed	5.000%	8/1/2045	299,798
36,625	Loan ID 201293	Fixed	4.875%	9/1/2045	36,126
123,593	Loan ID 201294	Fixed	4.625%	2/1/2046	120,646
751,283	Loan ID 201296	Fixed	4.250%	2/1/2046	714,066
336,109	Loan ID 201297	Fixed	4.875%	8/1/2045	335,158
251,788	Loan ID 201299	Fixed	4.250%	12/1/2045	120,973
195,390	Loan ID 201300	Fixed	4.750%	3/1/2046	174,077
72,148	Loan ID 201301	Fixed	4.550%	10/1/2044	70,139

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$133,906	Loan ID 201302	Fixed	4.250%	5/1/2045	$127,898
96,186	Loan ID 201303	Fixed	3.875%	3/1/2045	89,433
223,640	Loan ID 201304	Fixed	4.125%	2/1/2046	211,313
146,682	Loan ID 201305	Fixed	4.625%	8/1/2044	143,827
115,772	Loan ID 201306	Fixed	3.875%	9/1/2045	108,485
167,446	Loan ID 201307	Fixed	4.250%	11/1/2045	129,297
61,677	Loan ID 201308	Fixed	4.625%	11/1/2045	60,078
160,582	Loan ID 201309	Fixed	4.000%	9/1/2045	147,600
185,383	Loan ID 201310	Fixed	4.750%	9/1/2045	156,731
134,927	Loan ID 201311	Fixed	4.375%	3/1/2046	129,452
319,630	Loan ID 201313	Fixed	4.625%	1/1/2046	313,231
111,555	Loan ID 201315	Fixed	4.375%	9/1/2045	107,194
160,363	Loan ID 201316	Fixed	4.500%	2/1/2046	117,728
165,417	Loan ID 201317	Fixed	5.250%	2/1/2046	172,545
84,675	Loan ID 201318	Fixed	4.750%	11/1/2045	64,012
170,495	Loan ID 201319	Fixed	4.375%	10/1/2045	161,134
122,306	Loan ID 201323	Fixed	4.375%	7/1/2045	117,686
134,582	Loan ID 201324	Fixed	5.250%	4/1/2046	134,447
175,451	Loan ID 201326	Fixed	4.625%	3/1/2046	171,087
189,422	Loan ID 201328	Fixed	4.250%	11/1/2045	111,674
267,727	Loan ID 201330	Fixed	4.375%	6/1/2046	257,903
345,002	Loan ID 201333	Fixed	3.875%	1/1/2046	311,986
190,911	Loan ID 201335	Fixed	4.750%	1/1/2046	187,696
188,849	Loan ID 201336	Fixed	4.750%	1/1/2046	141,560
413,246	Loan ID 201339	Fixed	4.625%	7/1/2045	432,027
143,272	Loan ID 201341	Fixed	4.050%	11/1/2045	134,076
143,484	Loan ID 201342	Fixed	4.750%	7/1/2045	142,039
86,126	Loan ID 201343	Fixed	4.250%	11/1/2045	82,159
72,709	Loan ID 201344	Fixed	5.000%	7/1/2044	72,984
134,891	Loan ID 201345	Fixed	4.125%	5/1/2045	125,014
469,929	Loan ID 201347	Fixed	5.750%	5/1/2046	469,929
448,206	Loan ID 201348	Fixed	6.500%	5/1/2046	466,370
240,463	Loan ID 201350	Fixed	4.000%	6/1/2045	188,896
62,005	Loan ID 201351	Fixed	4.500%	4/1/2045	45,364
72,633	Loan ID 201352	Fixed	4.875%	3/1/2045	71,750
501,154	Loan ID 201354	Fixed	3.375%	7/1/2046	476,974
133,521	Loan ID 201355	Fixed	5.250%	12/1/2045	135,420
103,229	Loan ID 201356	Fixed	4.625%	10/1/2045	101,041
149,560	Loan ID 201358	Fixed	4.875%	7/1/2045	128,609
144,151	Loan ID 201361	Fixed	5.250%	7/1/2044	145,477
123,955	Loan ID 201363	Fixed	4.250%	2/1/2046	102,261
111,722	Loan ID 201364	Fixed	3.875%	4/1/2046	100,609
340,170	Loan ID 201365	Fixed	4.250%	10/1/2045	324,028
109,311	Loan ID 201367	Fixed	4.000%	10/1/2045	101,346
47,758	Loan ID 201368	Fixed	5.125%	2/1/2045	47,954
181,745	Loan ID 201370	Fixed	4.250%	7/1/2046	144,297
100,305	Loan ID 201371	Fixed	4.125%	4/1/2046	94,442
259,654	Loan ID 201372	Fixed	4.625%	8/1/2046	253,326
156,568	Loan ID 201373	Fixed	5.125%	4/1/2046	157,887
600,281	Loan ID 201374	Fixed	4.500%	5/1/2040	588,094
143,675	Loan ID 201375	Fixed	4.500%	6/1/2045	139,711

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$269,143	Loan ID 201376	Fixed	4.375%	5/1/2046	$259,027
298,590	Loan ID 201377	Fixed	3.875%	5/1/2046	306,607
67,754	Loan ID 201379	Fixed	5.000%	10/1/2045	67,655
427,901	Loan ID 201380	Fixed	4.500%	5/1/2046	415,311
315,828	Loan ID 201381	Fixed	4.875%	7/1/2045	314,748
134,441	Loan ID 201383	Fixed	4.125%	12/1/2045	135,086
78,588	Loan ID 201384	Fixed	4.375%	10/1/2045	77,725
139,468	Loan ID 201385	Fixed	4.625%	12/1/2045	146,442
77,042	Loan ID 201386	Fixed	5.250%	5/1/2046	80,894
62,426	Loan ID 201387	Fixed	5.250%	8/1/2029	64,320
236,033	Loan ID 201390	Fixed	5.125%	9/1/2045	236,715
396,566	Loan ID 201391	Fixed	5.125%	10/1/2045	396,137
168,674	Loan ID 201392	Fixed	3.750%	2/1/2046	131,981
427,996	Loan ID 201393	Fixed	3.750%	4/1/2056	411,756
79,079	Loan ID 201394	Fixed	6.700%	6/1/2034	83,033
85,124	Loan ID 201395	Fixed	6.300%	7/1/2044	76,224
71,968	Loan ID 201396	Fixed	5.000%	9/1/2046	72,629
265,181	Loan ID 201397	Fixed	4.125%	1/1/2046	245,869
82,473	Loan ID 201399	Fixed	5.000%	11/1/2045	82,345
85,802	Loan ID 201400	Fixed	4.750%	7/1/2044	84,596
91,018	Loan ID 201401	Fixed	4.750%	10/1/2044	89,732
143,789	Loan ID 201402	Fixed	4.750%	8/1/2044	109,119
94,086	Loan ID 201403	Fixed	4.750%	8/1/2044	71,131
135,087	Loan ID 201404	Fixed	4.750%	10/1/2044	102,814
71,548	Loan ID 201405	Fixed	5.250%	8/1/2044	72,601
55,131	Loan ID 201406	Fixed	4.250%	6/1/2046	52,175
241,434	Loan ID 201407	Fixed	4.875%	1/1/2046	239,686
165,376	Loan ID 201408	Fixed	4.125%	1/1/2046	156,801
163,219	Loan ID 201411	Fixed	4.750%	12/1/2045	161,579
141,852	Loan ID 201412	Fixed	5.750%	12/1/2045	129,623
335,331	Loan ID 201413	Fixed	4.500%	7/1/2045	277,598
74,451	Loan ID 201414	Fixed	4.250%	7/1/2044	59,143
57,872	Loan ID 201415	Fixed	8.000%	4/1/2034	60,766
54,894	Loan ID 201416	Fixed	10.000%	7/1/2033	57,639
61,404	Loan ID 201417	Fixed	6.000%	8/1/2037	64,389
42,492	Loan ID 201419	Fixed	10.000%	11/1/2033	44,617
57,192	Loan ID 201422	Fixed	4.625%	10/1/2046	54,503
687,726	Loan ID 201423	ARM	3.875%	6/1/2045	683,132
286,427	Loan ID 201424	Fixed	4.125%	10/1/2044	271,186
664,346	Loan ID 201425	Fixed	3.875%	4/1/2046	615,151
314,866	Loan ID 201426	Fixed	4.875%	3/1/2044	313,358
540,530	Loan ID 201428	ARM	3.250%	4/1/2045	536,520
196,287	Loan ID 201431	Fixed	4.875%	5/1/2045	168,570
279,903	Loan ID 201432	Fixed	5.000%	8/1/2046	274,635
98,629	Loan ID 201434	Fixed	4.375%	6/1/2046	103,561
90,660	Loan ID 201436	Fixed	4.375%	5/1/2045	95,193
128,902	Loan ID 201437	Fixed	4.750%	5/1/2046	108,455
704,088	Loan ID 201438	ARM	3.375%	4/1/2046	690,285
179,648	Loan ID 201439	Fixed	5.000%	12/1/2045	180,114
318,069	Loan ID 201440	Fixed	4.625%	7/1/2046	262,110
100,051	Loan ID 201441	Fixed	4.750%	10/1/2045	97,663

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$298,482	Loan ID 201442	Fixed	4.875%	12/1/2045	$293,101
552,981	Loan ID 201443	Fixed	3.875%	8/1/2046	510,678
51,249	Loan ID 201444	Fixed	4.500%	11/1/2044	49,606
102,369	Loan ID 201445	Fixed	4.875%	1/1/2045	101,538
99,358	Loan ID 201446	Fixed	4.875%	1/1/2045	98,703
252,842	Loan ID 201447	Fixed	4.875%	10/1/2044	251,632
110,856	Loan ID 201448	Fixed	4.750%	1/1/2045	109,375
93,304	Loan ID 201449	Fixed	4.000%	8/1/2044	97,823
223,823	Loan ID 201451	Fixed	4.250%	6/1/2045	214,395
187,605	Loan ID 201453	Fixed	5.250%	9/1/2046	186,924
187,605	Loan ID 201454	Fixed	5.250%	9/1/2046	187,202
185,046	Loan ID 201455	Fixed	4.500%	5/1/2046	179,127
210,227	Loan ID 201456	Fixed	4.125%	7/1/2046	197,325
132,468	Loan ID 201457	Fixed	3.875%	4/1/2046	87,467
235,655	Loan ID 201458	Fixed	3.875%	9/1/2046	210,574
225,877	Loan ID 201459	Fixed	4.375%	9/1/2044	218,500
157,848	Loan ID 201460	Fixed	4.250%	7/1/2045	150,980
270,617	Loan ID 201461	Fixed	4.125%	12/1/2044	255,048
295,431	Loan ID 201462	Fixed	4.375%	11/1/2044	284,591
474,183	Loan ID 201463	Fixed	4.750%	11/1/2044	465,577
300,036	Loan ID 201464	Fixed	4.375%	6/1/2045	245,181
101,724	Loan ID 201465	Fixed	5.125%	12/1/2044	101,801
275,243	Loan ID 201466	Fixed	4.500%	12/1/2044	266,739
46,218	Loan ID 201467	Fixed	5.250%	3/1/2044	46,956
138,699	Loan ID 201469	Fixed	4.375%	2/1/2045	133,516
281,165	Loan ID 201470	Fixed	4.375%	10/1/2044	271,454
224,837	Loan ID 201471	Fixed	4.500%	1/1/2045	218,261
150,213	Loan ID 201472	Fixed	4.000%	11/1/2044	157,308
306,831	Loan ID 201473	Fixed	4.500%	2/1/2045	299,119
93,957	Loan ID 201475	ARM	5.625%	9/1/2036	73,718
136,631	Loan ID 201476	ARM	8.125%	2/1/2037	143,463
86,042	Loan ID 201477	Fixed	6.750%	11/1/2036	90,344
107,180	Loan ID 201478	Fixed	4.625%	10/1/2045	105,296
128,583	Loan ID 201479	Fixed	4.500%	5/1/2046	124,806
159,793	Loan ID 201480	Fixed	4.250%	11/1/2045	152,959
69,553	Loan ID 201481	Fixed	4.375%	7/1/2046	64,851
135,749	Loan ID 201482	Fixed	4.625%	6/1/2045	132,017
296,826	Loan ID 201483	Fixed	4.125%	12/1/2045	241,814
76,218	Loan ID 201484	Fixed	4.500%	10/1/2046	73,570
63,515	Loan ID 201485	Fixed	5.750%	3/1/2038	66,158
164,798	Loan ID 201487	Fixed	4.625%	2/1/2052	171,076
215,320	Loan ID 201488	Fixed	4.250%	1/1/2041	177,937
92,435	Loan ID 201489	Fixed	4.750%	3/1/2046	91,145
107,129	Loan ID 201490	Fixed	4.750%	9/1/2045	105,086
226,320	Loan ID 201491	Fixed	4.250%	2/1/2046	214,806
380,654	Loan ID 201492	Fixed	4.625%	1/1/2047	308,738
481,400	Loan ID 201495	Interest Only	10.000%	10/1/2018	477,790
79,993	Loan ID 201499	Fixed	4.750%	5/1/2045	78,435
110,022	Loan ID 201500	Fixed	4.500%	1/1/2044	107,503
107,549	Loan ID 201502	Fixed	5.250%	4/1/2044	109,480
148,948	Loan ID 201503	Fixed	5.000%	7/1/2046	147,360

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$451,088	Loan ID 201504	Fixed	4.500%	7/1/2045	$438,603
96,302	Loan ID 201505	ARM	5.750%	9/1/2046	99,564
304,594	Loan ID 201506	Fixed	5.000%	2/1/2047	295,310
62,862	Loan ID 201507	Fixed	4.750%	7/1/2044	47,655
222,205	Loan ID 201508	Fixed	5.000%	2/1/2047	217,194
235,844	Loan ID 201509	Fixed	5.000%	12/1/2046	203,575
158,142	Loan ID 201510	Fixed	3.990%	1/1/2047	127,622
79,870	Loan ID 201511	Fixed	4.375%	1/1/2046	76,512
173,678	Loan ID 201512	Fixed	4.375%	7/1/2046	145,891
125,171	Loan ID 201513	Fixed	4.000%	1/1/2046	130,548
138,088	Loan ID 201515	Fixed	5.125%	4/1/2047	135,312
140,524	Loan ID 201516	Fixed	3.875%	4/1/2046	129,669
323,408	Loan ID 201517	Fixed	4.625%	6/1/2046	314,359
409,263	Loan ID 201518	Fixed	4.875%	1/1/2047	408,626
95,762	Loan ID 201519	Fixed	4.750%	9/1/2045	94,699
79,200	Loan ID 201522	Interest Only	9.750%	5/1/2018	77,616
81,651	Loan ID 201523	Fixed	5.125%	7/1/2045	80,600
311,004	Loan ID 201525	ARM	7.500%	9/1/2046	326,554
155,743	Loan ID 201526	Fixed	5.250%	5/1/2044	137,274
371,420	Loan ID 201527	Fixed	4.375%	7/1/2046	354,940
81,855	Loan ID 201528	Fixed	4.625%	1/1/2046	77,345
496,988	Loan ID 201533	Fixed	4.750%	5/1/2046	489,925
45,310	Loan ID 201534	Fixed	4.875%	5/1/2047	43,143
333,398	Loan ID 201535	Fixed	4.875%	8/1/2047	328,868
476,737	Loan ID 201536	Fixed	3.375%	4/1/2045	353,209
133,220	Loan ID 201537	Fixed	5.000%	10/1/2046	128,567
53,778	Loan ID 201539	Fixed	6.750%	4/30/2020	55,187
231,350	Loan ID 201544	Fixed	3.750%	9/1/2047	236,419
275,069	Loan ID 201545	Fixed	4.000%	9/1/2047	252,221
257,615	Loan ID 201546	Fixed	4.375%	1/1/2047	240,685
80,900	Loan ID 201548	Interest Only	12.000%	12/1/2018	80,496
149,500	Loan ID 201549	Interest Only	12.500%	10/1/2018	147,258
144,040	Loan ID 201550	Fixed	5.000%	2/1/2047	143,388
203,510	Loan ID 201551	Fixed	4.500%	2/1/2047	112,564
137,845	Loan ID 201552	Fixed	4.000%	8/1/2047	131,057
84,500	Loan ID 201553	Interest Only	9.000%	11/1/2018	84,078
29,925	Loan ID 201554	Interest Only	9.500%	11/1/2018	29,775
293,414	Loan ID 201555	Fixed	4.875%	7/1/2047	255,158
47,842	Loan ID 201556	Fixed	4.990%	12/1/2047	43,803
133,127	Loan ID 201558	Fixed	4.500%	8/1/2047	139,300
254,755	Loan ID 201559	Fixed	4.125%	7/1/2047	218,303
136,020	Loan ID 201561	Fixed	3.990%	4/1/2047	120,649
99,906	Loan ID 201562	Fixed	4.625%	5/1/2047	104,902
174,601	Loan ID 201563	Fixed	5.875%	12/1/2047	171,190
75,000	Loan ID 201566	Interest Only	11.500%	2/1/2019	73,875
50,000	Loan ID 201567	Interest Only	18.000%	1/30/2020	50,000
117,500	Loan ID 201569	Interest Only	18.000%	1/30/2019	114,156
41,250	Loan ID 201570	Interest Only	18.000%	1/30/2019	39,717
32,500	Loan ID 201572	Interest Only	16.000%	1/30/2019	33,331
427,000	Loan ID 201578	Interest Only	16.000%	11/30/2018	430,283
113,343	Loan ID 201579	Fixed	4.750%	12/1/2036	100,117

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.1%
$493,926	Loan ID 201580	Fixed	7.625%	4/1/2047	$512,128
86,971	Loan ID 201581	Fixed	4.125%	10/1/2046	72,879
88,726	Loan ID 201583	Fixed	5.250%	8/1/2047	90,532
100,000	Loan ID 201584	Interest Only	16.000%	1/30/2019	65,000
49,171	Loan ID 201585	Fixed	5.500%	3/1/2048	40,405
389,512	Loan ID 201586	Fixed	4.625%	5/1/2047	365,243
322,185	Loan ID 201587	Fixed	4.375%	1/1/2048	256,593
334,443	Loan ID 201588	Fixed	5.125%	2/1/2048	266,548
64,781	Loan ID 201589	Fixed	5.375%	6/1/2048	62,298
139,620	Loan ID 201590	Fixed	5.200%	5/1/2048	100,527
325,980	Loan ID 201591	Fixed	5.375%	8/1/2048	275,453
145,278,670	TOTAL MORTGAGE NOTES (Cost - $118,249,891)				133,770,170

	OTHER INVESTMENTS* (Cost - $165,548) - 0.1%				$161,100

	TOTAL INVESTMENTS (Cost - $118,415,439) - 97.2%				$133,931,270
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%				3,829,415
	NET ASSETS - 100.0%				$137,760,685

ARM - Adjustable Rate Mortgage

*	Illiquid Securities

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in Securities at Market Value (identified cost $118,415,439)	$133,931,270
Cash	7,463,671
Interest Receivable	2,052,319
Receivable for Investment Securities Sold and Principal Paydowns	791,248
Receivable for Fund Shares Sold	5,254
Prepaid Expenses and Other Assets	488,397
Total Assets	144,732,159

Liabilities:
Line of Credit	6,664,041
Payable for Securities Purchased	32,141
Accrued Advisory Fees	9,519
Distribution 12b-1 Fees Payable	63
Related Party Payable	48,811
Accrued Expenses and Other Liabilities	216,899
Total Liabilities	6,971,474

Net Assets	$137,760,685

Composition of Net Assets:
At September 30, 2018, Net Assets consisted of:
Paid-in-Capital	$119,779,264
Accumulated Net Investment Income	442,773
Accumulated Net Realized Gain From Investments	2,022,817
Net Unrealized Appreciation on Investments	15,515,831
Net Assets	$137,760,685

Net Asset Value Per Share
Class A Shares:
Net Assets	$137,659,077
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	11,257,730
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price per Share	$12.23
Offering Price per Share (maximum sales charge of 5.75%)	$12.98

Class C Shares:
Net Assets	$101,608
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	8,206
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price per Share (a)	$12.38

(a)	Early Withdrawal Charge on Shares Repurchased Less Than 365 Days After Purchase of 1.00%

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

Investment Income:
Interest Income	$8,411,047
Total Investment Income	8,411,047

Expenses:
Investment Advisory Fees	1,875,820
Distribution 12b-1 Fees:
Class C	389
Security Servicing Fees	509,163
Transfer Agent Fees	250,305
Interest Expense	224,335
Audit Fees	224,266
Printing Expense	156,497
Administration Fees	149,019
Shareholder Servicing Fee	144,532
Security Pricing Expense	144,028
Custody Fees	133,376
Trustees’ Fees	132,662
Insurance Expense	129,571
Line of Credit Fees	129,427
Legal Fees	111,352
Chief Compliance Officer Fees	62,989
Registration & Filing Fees	62,309
Fund Accounting Fees	52,440
Advisor Transition Expenses, Net	8,158
Miscellaneous Expenses	46,586
Total Expenses	4,547,224
Less: Expenses Waived by Adviser	(1,409,845)
Net Expenses	3,137,379
Net Investment Income	5,273,668

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investments	2,218,536
Net Change in Unrealized Depreciation on:
Investments	(1,465,814)
Net Realized and Unrealized Gain on Investments	752,722

Net Increase in Net Assets Resulting From Operations	$6,026,390

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2018 (a)	September 30, 2017
Operations:
Net Investment Income	$5,273,668	$5,324,698
Net Realized Gain from Investments	2,218,536	2,504,489
Net Change in Unrealized Depreciation on Investments	(1,465,814)	(2,373,901)
Net Increase in Net Assets Resulting From Operations	6,026,390	5,455,286

Distributions to Shareholders From:
Net Investment Income:
Class A ($0.39 and $0.40 per share, respectively)	(4,720,349)	(5,477,460)
Class C ($0.09 and $0.00 per share, respectively)	(760)	—
Net Realized Gains:
Class A ($0.21 and $0.10 per share, respectively)	(2,683,322)	(1,392,065)
Total Distributions to Shareholders	(7,404,431)	(6,869,525)

Beneficial Interest Transactions:
Proceeds from Shares Issued:
Class A	5,704,246	11,991,479
Class C	100,013	—
Class I	13	—
Class L	13	—
Distributions Reinvested:
Class A	3,740,905	3,372,021
Class C	760	—
Cost of Shares Redeemed:
Class A	(31,037,285)	(35,327,491)
Class I	(13)	—
Class L	(13)	—
Net Decrease in Net Assets from Beneficial Interest Transactions	(21,491,361)	(19,963,991)

Total Decrease in Net Assets	(22,869,402)	(21,378,230)

Net Assets:
Beginning of Year	160,630,087	182,008,317
End of Year (including undistributed net investment Income (loss) of $442,773 and $(16,638)	$137,760,685	$160,630,087

(a)	The Vertical Capital Income Fund Class C, Class I, and Class L commenced operations on January 24, 2018. Class I and Class L closed on June 27, 2018.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	September 30, 2018 (a)	September 30, 2017
Share Activity
Class A:
Shares Sold	448,705	1,079,378
Shares Reinvested	301,825	270,734
Shares Redeemed	(2,510,899)	(2,913,215)
Net Decrease in Shares of Beneficial Interest Outstanding	(1,760,369)	(1,563,103)

Class C:
Shares Sold	8,145	—
Shares Reinvested	61	—
Net Increase in Shares of Beneficial Interest Outstanding	8,206	—

Class I:
Shares Sold	1	—
Shares Redeemed	(1)	—
Net Increase in Shares of Beneficial Interest Outstanding	0	—

Class L:
Shares Sold	1	—
Shares Redeemed	(1)	—
Net Increase in Shares of Beneficial Interest Outstanding	0	—

(a)	The Vertical Capital Income Fund Class C, Class I, and Class L commenced operations on January 24, 2018. Class I and Class L closed on June 27, 2018.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2018

Decrease in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$6,026,390

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Purchases of Long-Term Portfolio Investments	(7,410,744)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	25,192,732
Increase in Interest Receivable	(357,657)
Decrease in Receivable for Investment Securities Sold and Principal Paydowns	339,036
Increase in Prepaid Expenses and Other Assets	(7,041)
Increase in Payable for Securities Purchased	20,091
Decrease in Accrued Advisory Fees	(26,212)
Increase in Distribution 12b-1 Fees Payable	63
Increase in Related Party Payable	15,339
Increase in Accrued Expenses and Other Liabilities	71,032
Amortization of Deferred Financing Fees	129,428
Net Amortization on Investments	(538,088)
Net Realized Gain on Investments	(2,218,536)
Change in Unrealized Depreciation on Investments	1,465,814

Net Cash Provided by Operating Activities	22,701,647

Cash Flows Provided by/(Used) for Financing Activities:
Proceeds from Sale of Shares	5,833,620
Redemption of Shares	(31,037,311)
Dividends Paid to Shareholders, Net of Reinvestments	(3,662,766)
Deferred Financing Costs	(438,110)
Proceeds from Line of Credit	19,500,000
Payments on Line of Credit	(12,500,000)
Net Cash Used for Financing Activities	(22,304,567)

Net Increase in Cash	397,080
Cash at Beginning of Year	7,066,591
Cash at End of Year	$7,463,671

Supplemental disclosure of Cash Flow Information:
Non-Cash Financing Activities Included Reinvestment of Distributions During the Fiscal Period of $3,741,665 Cash Paid for Interest of $244,848

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights
Class A

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2018		September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014
Net Asset Value, Beginning of Year	$12.34		$12.49		$11.53		$11.04		$10.87

From Operations:
Net investment income (a)	0.43		0.39		0.36		0.41		0.51
Net gain (loss) from investments (both realized and unrealized)	0.06		(0.04	) (b)	1.33		0.56		0.27
Total from operations	0.49		0.35		1.69		0.97		0.78

Distributions to shareholders from:
Net investment income	(0.39)		(0.40)		(0.38)		(0.44)		(0.56)
Net realized gains	(0.21)		(0.10)		(0.35)		(0.04)		(0.05)
Total distributions	(0.60)		(0.50)		(0.73)		(0.48)		(0.61)

Net Asset Value, End of Year	$12.23		$12.34		$12.49		$11.53		$11.04

Total Return (c)	4.03%		2.81%		15.10%		8.86%		7.29%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$137,659		$160,630		$182,008		$160,382		$108,610
Ratio of gross expenses to average net assets	3.03	% (d)(e)	2.74	% (d)(e)	2.95	% (d)(e)	2.67	% (d)(e)	2.32	% (d)
Ratio of net expenses to average net assets	2.09	% (d)(e)	2.04	% (d)(e)	2.26	% (d)(e)	2.33	% (d)(e)	1.91	% (d)
Ratio of net investment income to average net assets	3.52	% (d)(e)	3.24	% (d)(e)	2.98	% (d)(e)	3.54	% (d)(e)	4.68	% (d)
Portfolio turnover rate	5.11%		17.69%		13.72%		2.58%		8.37%
Loan Outstanding, End of Period (000s)	$6,664		$—		$—		$13,522		$3,500
Asset Coverage Ratio for Loan Outstanding (f)	2167%		0%		0%		1286%		3203%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (f)	$20,680		$—		$—		$12,672		$32,031
Weighted Average Loans Outstanding (000s) (g)	$4,500		$14,368		$12,330		$12,372		$3,398
Weighted Average Interest Rate on Loans Outstanding	4.69%		3.88%		3.41%		3.25%		3.25%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(d)	Ratio includes 0.24%, 0.14%, 0.20%, 0.27% and 0.06% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively, that attributed to interest expenses and fees.

(e)	Ratio includes 0.01%, 0.05%, 0.21% and 0.21% for the years ended September 30, 2018, 2017, 2016 and the year ended 2015, respectively, that attributed to advisory transition expenses.

(f)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(g)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights
Class C

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Period *
	Ended
	September 30, 2018
Net Asset Value, Beginning of Period	$12.33

From Operations:
Net investment income (a)	0.25
Net loss from investments (both realized and unrealized)	(0.11	) (f)
Total from operations	0.14

Distributions to shareholders from:
Net investment income	(0.09)
Total distributions	(0.09)

Net Asset Value, End of Period	$12.38

Total Return (b)	1.16	% (h)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$102
Ratio of gross expenses to average net assets	3.85	% (c)(g)
Ratio of net expenses to average net assets	2.60	% (c)(g)
Ratio of net investment income to average net assets	2.77	% (c)(g)
Portfolio turnover rate	5.11%
Loan Outstanding, End of Period (000s)	$6,664
Asset Coverage Ratio for Loan Outstanding (d)	2167%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (d)	$20,680
Weighted Average Loans Outstanding (000s) (e)	$4,500
Weighted Average Interest Rate on Loans Outstanding	4.69%

*	The Vertical Capital Income Fund Class C commenced operations on January 24, 2018.

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(c)	Ratio includes 0.31% for the period ended September 30, 2018 that attributed to interest expenses and fees.

(d)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(e)	Based on monthly weighted average.

(f)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(g)	Annualized.

(h)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2018

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek income. The Fund currently offers two classes of shares: Class A and Class C. Class A shares commenced operations on December 30, 2011. Class C shares commenced operations on January 24, 2018. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Fund currently offers shares at net asset value plus a maximum sales charge of 5.75% for Class A. Oakline Advisors, LLC, serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – The Fund uses an independent third-party pricing service, approved by the Fund’s Board of Trustees (the “Board”), to value its Mortgage Notes on a daily basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks their pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and daily market adjustments produces a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a daily basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored daily relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of September 30, 2018, management estimated that the carrying value of cash and cash equivalents, accounts receivable, prepaid expenses and other assets, line of credit payable, payables for securities purchased, accrued advisory fees, related party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their highly-liquid nature and short-term maturities. This is considered a Level 1 valuation technique.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$133,770,170	$133,770,170
Other Investments	—	—	161,100	161,100
Total	$—	$—	$133,931,270	$133,931,270

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$150,422,448	$—	$150,422,448
Net realized gain (loss)	2,218,536	—	2,218,536
Change in unrealized depreciation	(1,552,175)	86,361	(1,465,814)
Cost of purchases	7,410,745	—	7,410,745
Proceeds from sales and principal paydowns	(25,192,732)	—	(25,192,732)
Purchase discount amortization	538,087	—	538,087
Net Transfers within level 3	(74,739)	74,739	—
Ending balance	$133,770,170	$161,100	$133,931,270

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2018 is $82,462.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2018. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
Mortgage Notes	$133,770,170	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0-91.8%	8.3%
			Deliquency	0-486 days	11 days
			Loan-to-Value	2-289%	83.0%
			Discount Rate	0.1-14.4%	5.5%
Other Investments	161,100	Market comparable	Sales prices	$157.8 sq/ft	$157.8 sq/ft
Closing Balance	$133,931,270

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and
Investment Income -	Impact to Value if	Impact to Value if
Investment Security	Input Increases	Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On February 5, 2013, the Fund entered into a revolving line of credit agreement with Sunwest Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement was the lesser of $15 million or 33% of the eligible portion of the Fund’s loans. The Fund entered into the Amended and Restated Credit Agreement (“Amended Agreement”) on June 29, 2016. Borrowings under the Amended Agreement continue to bear interest at a rate equal to the Wall Street Journal Prime, with a floor rate of 3.50%, per annum, on the outstanding principal balance and the maximum amount of borrowing allowed continues to be the lesser of $15 million or 33% of the eligible portion of the Fund’s loans. The Amended Agreement matured on January 5, 2018 and was subsequently extended until July 5, 2018. On July 2, 2018 the borrowings under the Amended Agreement were fully repaid and the Amended Agreement was terminated.

On July 20, 2018, the Fund entered into a revolving line of credit agreement with NexBank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

amount of borrowing allowed under the agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the Nexbank agreement bear interest at a rate equal to the 30-day LIBOR plus applicable margin of 2.75%, per annum, on the outstanding principal balance. The Nexbank agreement matures on July 19, 2019 and has two one-year extensions available. The Nexbank agreement is secured by assets of the Fund.

During the year ended September 30, 2018 the Fund incurred deferred financing fees of $438,110. Accumulated amortization of deferred financing fees was $129,428 as of September 30, 2018. The average amount of borrowing outstanding for the period was $4,500,000 and the total interest expense was $224,335. The outstanding balance under the Nexbank line of credit was $7,000,000 at September 30, 2018.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2015 - 2017 tax returns, which remain open for examination, or expected to be taken in the Fund’s 2018 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the year ended September 30, 2018.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains not previously distributed, if any, annually. The board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax from the IRS.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at September 30, 2018.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees – Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended September 30, 2018 the Advisor earned advisory fees of $1,875,820.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and advisor transition expenses) at least until January 31, 2019, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of Class A and 2.60% of Class C. The Fund incurred advisor transition expenses totaling $8,158 during the year ended September 30, 2018 associated with the transition from the prior adviser in 2015. These expenses are not subject to the operating expense limitation. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the year ended September 30, 2018, the Advisor waived advisory fees of $1,409,845. Expenses subject to recapture by the Advisor amounted to $1,063,215 that will expire on September 30, 2019, $1,196,051 that will expire on September 30, 2020, and $1,409,845 that will expire on September 30, 2021.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan to pay for certain shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such shareholder service activities. The Fund does not pay shareholder servicing fees to the Distributor. For the year ended September 30, 2018, the Fund incurred shareholder servicing fees of $62,347.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. The Distributor received $33,956 and $1,000 in underwriting commissions and $3,920 and $0 was retained by the principal underwriter for Class A and Class C, respectively, during the year ended September 30, 2018.

The Fund, with respect to its Class C shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class C shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares. Pursuant to the Distribution Plan, the Fund incurred $389 for Class C during the year ended September 30, 2018.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended September 30, 2018 GFS earned $451,764.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the year ended September 30, 2018 NLCS earned $62,989.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. For the year ended September 30, 2018 Blu Giant earned $32,799.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or advisor a quarterly fee of $5,000 and the lead unaffiliated Trustee a quarterly fee of $10,000. Additionally, each unaffiliated Trustee receives $2,500 per meeting as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2018 amounted to $7,410,744 and $25,192,732 respectively.

6.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

During the year ended September 30, 2018, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	09/14/17	12/13/2017	03/29/18	06/18/18
Repurchase Request Deadline	10/24/17	1/23/2018	04/27/18	07/23/18
Repurchase Pricing Date	10/24/17	1/23/2018	04/27/18	07/23/18
Net Asset Value as of Repurchase Pricing Date	$12.54	$12.29	$12.20	$12.34
Amount Repurchased *	$8,221,895	$7,931,054	$7,553,708	$7,286,497
Percentage of Outstanding Shares Repurchased	5.00%	5.00%	5.00%	5.00%
Percentage of Outstanding Shares Tendered	26.89%	28.68%	40.15%	37.44%

*	Repurchases were made on a pro-rata basis.

The following repurchase offer occurred subsequent to the reporting period:

Repurchase
Offer
Commencement Date	09/20/18
Repurchase Request Deadline	10/22/18
Repurchase Pricing Date	10/22/18
Net Asset Value as of Repurchase Pricing Date	$12.09
Amount Repurchased	$6,810,272
Percentage of Outstanding Share Repurchased	5.00%
43.15%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $118,415,439 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$17,147,006
Unrealized depreciation	(1,631,175)
Net unrealized appreciation	$15,515,831

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$5,580,553	$5,975,551
Long-Term Capital Gain	1,823,878	893,974
	$7,404,431	$6,869,525

As of September 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$459,411	$2,022,817	$—	$—	$(16,638)	$15,515,831	$17,981,421

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the adjustments for defaulted bond adjustments.

Permanent book and tax differences, primarily attributable to the book/tax treatment of reclassification of fund distributions and tax adjustments for paydowns resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(93,148)	$93,148

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued ASU 2014-09, Revenue from Contract with Customers, to clarify the principles for recognizing revenue and to develop a common revenue standard for GAAP and International Financial Reporting Standards. The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. Expanded quantitative and qualitative disclosures regarding revenue recognition will be required for contracts that are subject to this guidance. This guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2017, with early adoption permitted only as of annual reporting periods beginning after December 15, 2016. The guidance permits two implementation approaches, one requiring retrospective application of the new standard with restatement of prior years, or “full retrospective” and one requiring prospective application of the new standard with disclosure of results under old standards, or “modified retrospective”. The Fund completed its initial assessment in evaluating the potential impact on its financial statements and based on its initial assessment determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, Fund management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses. This guidance was adopted on September 30, 2018 without a material impact to the financial statements or disclosures.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2018

9.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that other than those disclosed in these financial statements, there were no other subsequent events to report through the issuance of these financial statements.

In November 2018 wildfires impacted homes that secure mortgages owned by the Fund. With limited information available as of November 29, 2018, 29 loans located in counties designated by the Federal Emergency Management Agency (“FEMA”) as disaster areas were discounted based on the Fund’s estimate of potential losses relating to these loans. Values of these 29 loans were discounted by 35% which reduced the value of the portfolio by approximately $2.7 million or $0.26 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP
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Vertical Capital Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (a Delaware corporation) (the “Fund”), including the portfolio of investments, as of September 30, 2018, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, cash flows for the year ended, the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018, and the results of its operations for the year then ended, changes in net assets for each of the two years in the period then ended,cash flows for the year then ended, and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The accompanying financial highlights for each of the years in the two-year period ended September 30, 2016 of Vertical Capital Income Fund were audited by other auditors whose report thereon dated March 21, 2017, expressed an unqualified opinion on those statements. The accompanying financial highlights for the year ended September 30, 2014 of Vertical Capital Income Fund were audited by other auditors whose report thereon date November 28, 2014, expressed an unqualified opinion on those statements

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB .

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

Dallas, Texas

November 29, 2018

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2018 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Robert J. Boulware 1956	Trustee since August 2011	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Met Investors Series Trust (55 portfolios), March 2008 to present; Trustee, Metropolitan Series Fund (33 portfolios), April 2012 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present; SharesPost 100 Fund, March 2013 to present.
Mark J. Schlafly 1961	Trustee since August 2011	Executive Vice President, Waddell & Reed, Inc. (financial services firm), May 2016 to present; Staff Member, Weston Center, Washington University, August 2011 to present; Managing Director, Russell Investments, June 2013 to Jan. 2015; President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Senior Vice President, LPL Financial Corporation, July 2006 to July 2008.	1	None
T. Neil Bathon 1961	Trustee since August 2011	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present; Financial Research Corp, Oct. 1987 to May 2006.	1	BNY Mellon Charitable Gift Fund, June 2013 to present.

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2018 (Unaudited)

Interested Trustee, Officers

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Robert J. Chapman *** 1947	Trustee, since August 2015	Executive Vice President, Oakline Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Stratera Holdings, LLC (financial services holding company) a position held since 2007.	1	None
Michael D. Cohen 1974	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since October 2016, President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Jan. 2013 to Apr. 2015. President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, Jan. 2011 to Apr. 2015. Similar positions held at subsidiaries of Stratera Holdings. Executive Vice President of Pathway Energy Infrastructure Management, LLC, Aug. 2014 to present. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to present. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Executive Vice President, Pathway Energy Infrastructure Fund, LLC, Feb 2013 to present. Executive Vice President of Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present.	n/a	n/a
Lisa Ross 1963	Treasurer since August 2018	Chief Financial Officer, Stratera Holdings, LLC (financial services holding company), May 2017 to present; Senior Vice President Accounting, Stratera Holdings, LLC, October 2013 to May 2017; Chief Financial Officer, Behringer Harvard Opportunity REIT I, Inc.(a public real estate investment trust), October 2014 to June 2017; Chief Accounting Officer, Behringer Harvard Opportunity REIT I, Inc., January 2012 to October 2014.	n/a	n/a
Stanton P. Eigenbrodt 1965	Secretary since July 2015	Executive Vice President of Oakline Advisors, a position held since July 2015. Chief Legal Officer of Stratera Holdings, LLC (financial services holding company) a position held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006- 2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*	The term of office for each Trustee listed above will continue indefinitely and officers listed above serve subject to annual reappointment.

**	The term “Fund Complex” refers to the Vertical Capital Income Fund.

***	Mr. Chapman is an interested Trustee because he is an officer of the Fund’s investment adviser.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser

Oakline Advisors, LLC

14675 Dallas Parkway, Suite 600

Dallas, Texas 75254

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Advisor
FYE 09/30/18	$159,000	N/A
FYE 09/30/17	$150,250	N/A

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 09/30/18	$0	N/A
FYE 09/30/17	$0	N/A

(c)	Tax Fees
	Registrant	Advisor
FYE 09/30/18	$0	N/A
FYE 09/30/17	$0	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 09/30/18	$0	N/A
FYE 09/30/17	$0	N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 09/30/2018	$0	N/A
FYE 09/30/2017	$0	N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2018, Mr. Chapman, Chairman of the Board and Executive Vice President of the Adviser, and Mr. David Aisner, Executive Vice President of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since July 6, 2015. Mr. Chapman and Mr. Chase are not compensated through their share of the profits, if any, of the Adviser. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As September 30, 2017, Mr. Chapman and Mr. Aisner owned no shares of the Fund.

As of September 30, 2017, Mr. Chapman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of September 30, 2017, Mr. Aisner was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

11

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 12/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 12/7/18

By (Signature and Title)

* /s/ Lisa Ross

Lisa Ross, Principal Financial Officer/Treasurer

Date 12/7/18

* Print the name and title of each signing officer under his or her signature.